Cash (Tables)	6 Months Ended
Jun. 30, 2023
Cash [Abstract]
Schedule of Cash Represent Cash on Hand and Demand Deposits Placed With Banks	Cash represent cash on hand and demand deposits placed with banks, which are unrestricted as to withdrawal or use. Cash primarily consist of the following currencies:
	As of June 30, 2023	As of December 31, 2022
	In thousands of USD
RMB	$18,811	$22,597
HKD	1	1
Total	$18,812	$1